UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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GRIFFIN LAND & NURSERIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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GRIFFIN LAND & NURSERIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held May 16, 2006

PLEASE TAKE NOTICE that the Annual Meeting of Stockholders of Griffin Land & Nurseries, Inc. (“Griffin”) will be held at the Grand Hyatt New York Hotel, 109 East 42nd Street, New York, NY 10017, on the 16th day of May 2006, at 10:30 a.m., local time, to consider and act upon:

1.                The election of directors of Griffin;

2.                The authorization of the selection of Griffin’s independent registered public accountants for fiscal 2006; and

3.                Such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

Only stockholders of record at the close of business on April 10, 2006 are entitled to notice of, and to vote at, the Annual Meeting.

ANTHONY J. GALICI
Secretary

Dated:   April 13, 2006

GRIFFIN LAND & NURSERIES, INC.
ONE ROCKEFELLER PLAZA
SUITE 2301
NEW YORK, NEW YORK 10020

PROXY STATEMENT

This  Proxy Statement is furnished to the stockholders of Griffin Land & Nurseries, Inc. (“Griffin”) in connection with the solicitation by the Board of Directors of proxies for the Annual Meeting of Stockholders to be held at 10:30 a.m. on May 16, 2006 at the Grand Hyatt New York Hotel at 109 East 42nd Street, New York, NY, 10017, for the purposes set forth in the accompanying notice of meeting.

GENERAL

This solicitation is being made on behalf of the Board of Directors of Griffin. The initial distribution of proxy materials is expected to be made on or about April 19, 2006. Any proxy received in the accompanying form may be revoked by the person executing it at any time before the authority thereby granted is exercised. Proxies received by the Board of Directors in such form will be voted at the meeting or any adjournment thereof as specified therein by the person giving the proxy; if no specification is made, the shares represented by such proxy will be voted (i) for the election of directors as described in this Proxy Statement; and (ii) for authorization of the selection of PricewaterhouseCoopers LLP as independent registered public accountants for Griffin for fiscal 2006. For voting purposes (as opposed to for purposes of establishing a quorum) abstentions and broker non-votes will not be counted in determining whether the directors standing for election have been elected or whether the other matter to be voted on have been approved.

Proposals by stockholders for Griffin’s 2007 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by Griffin before December 14, 2006, if such proposal is to be considered for inclusion in the 2007 proxy materials of Griffin. Any such proposal received after February 27, 2007 will be considered untimely for purposes of the 2007 Annual Meeting, and proxies delivered for the 2007 Annual Meeting will confer discretionary authority to vote on any such matters.

Management knows of no matters that may be brought before the Annual Meeting or any adjournment thereof other than those described in the accompanying notice of meeting and routine matters incidental to the conduct of the meeting. However, if any other matter should come before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy or their substitutes to vote the proxy in accordance with their judgment on such matters.

The cost of solicitation of proxies by the Board of Directors will be borne by Griffin. Such solicitation will be made by mail and, in addition, may be made by officers and employees of Griffin personally or by telephone, facsimile or telegram. Proxies and proxy material will also be distributed through brokers, custodians and other similar parties. The solicitation and recording of proxies is being done by Griffin’s registrar and transfer agent, American Stock Transfer & Trust Company.

Each holder of a share of Common Stock, par value $0.01 per share, of Griffin (the “Common Stock”) will be entitled to one vote for each share held of record by such person at the close of business on April 10, 2006 (the “Record Date”), which is the Record Date fixed by the Board of Directors for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of such date, Griffin had outstanding 5,098,110 shares of Common Stock (none of which constituted shares of treasury stock). A total of 2,490,261 shares of Common Stock, representing approximately 48.85% of the outstanding shares of Common Stock, are held by members of the Cullman & Ernst Group (as defined herein).

I.   ELECTION OF DIRECTORS

At the 2006 Annual Meeting of Stockholders, seven directors (which will comprise the entire Board) are to be elected. The Board of Directors proposed the nominees listed below for election as directors to serve until the 2007 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Mr. John L. Ernst, who has been a director of Griffin since 1997, has decided not to stand for reelection this year. Mr. David M. Danziger was nominated to stand for election to replace Mr. Ernst. The directors must be elected by a plurality of the votes cast in person or by proxy by stockholders entitled to vote at the meeting. If, for any reason, any nominee or nominees become unavailable for election, the proxy holders will vote for such substitute nominee or nominees as may be designated by the Board of Directors.

Name (letters refer to Committee memberships, identified below)	(Age) and Date Since Which Has Continuously Served as a Director of Griffin		Principal Occupation and Business Experience During the Past Five Years (1)	Also Serves as a Director of the Following Corporations
Winston J. Churchill, Jr. (b) (c)	(65)	1997	Managing General Partner of SCP Partners; Chairman of CIP Capital Management, Inc.	CIP Capital Management, Inc.; Auxilium Pharmaceuticals, Inc.; Innovative Solutions and Support, Inc.; Amkor Technology, Inc.
Edgar M. Cullman	(88)	1997	Chairman of the Board of Directors of General Cigar Holdings, Inc. from December 1996 through April 2005; Managing member of Culbro LLC January 2006 - present	Bloomingdale Properties, Inc.
David M. Danziger (2)	(40)	—	Executive Vice President of General Cigar Holdings, Inc. from January 1999 through April 2005; Managing member of Culbro LLC January 2006 - present	Doral Bank, NY FSB
Frederick M. Danziger (3)	(66)	1997	President and Chief Executive Officer of Griffin Land & Nurseries, Inc.	Monro Muffler/Brake, Inc.; Bloomingdale Properties, Inc.
Thomas C. Israel (a) (b) (c)	(62)	2000	Chairman of A.C. Israel Enterprises, Inc.
Alan Plotkin (a)	(60)	2004	Practicing attorney and private investor	Lapp Insulator Company
David F. Stein (a) (b) (c)	(65)	1997	Vice Chairman of J & W Seligman & Co., Inc.

Member of the (a) Audit Committee; (b) Compensation Committee; and (c) Nominating Committee.

(1)          Except as otherwise indicated each director has had the same principal occupation during the past five years.

(2)          Mr. David M. Danziger is the son of Mr. Frederick M. Danziger and the grandson of Mr. Cullman.

(3)          Mr. Frederick M. Danziger is the son-in-law of Mr. Cullman.

The Board of Directors held seven meetings during fiscal 2005. Griffin’s Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. Committee memberships of the Board of Directors are indicated in the above table. Directors as a whole attended 99% of the aggregate of all Board and Committee meetings (of Committees of which they were members).

The Company encourages, but does not require, Board Members to attend the Annual Meeting of Stockholders. Last year, all of the Board Members attended the Annual Meeting of Stockholders.

Compensation of Directors

In fiscal 2005, members of the Board of Directors who were not employees of Griffin received $15,000 per year and $750 for each Board and Committee meeting attended. The chairmen of the Audit, Compensation and Nominating Committees each received an additional $5,000 per year. Members of the Audit Committee each received an additional $5,000 as additional compensation related to increased responsibilities for the adoption of certain provisions of the Sarbanes-Oxley Act. The Griffin Land & Nurseries, Inc. 1997 Stock Option Plan, as amended (the “1997 Stock Option Plan”), provides that non-employee Directors who are not members of the Cullman & Ernst Group annually receive options exercisable for shares of Common Stock at an exercise price that is the market price at the time of grant. Under the 1997 Stock Option Plan, as amended, the number of shares, subject to options, granted to non-employee Directors upon their reelection to the Board of Directors is equal to $40,000 divided by the fair market value per share of Griffin common stock at the time of grant. In 2005, Griffin granted Mr. Churchill, Jr., Mr. Israel, Mr. Plotkin and Mr. Stein each options exercisable for 1,567 shares of Common Stock at the time of their reelection to the Board of Directors. Griffin expects to grant additional options to Messrs. Churchill, Jr., Israel, Plotkin and Stein in 2006, if reelected, consistent with the 1997 Stock Option Plan, as amended.

Board Independence

Under Nasdaq rules, an “independent director” of a company means a person who is not an officer or employee of the company or its subsidiaries and, in the opinion of the company’s board of directors, does not have a relationship with the company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Messrs. Churchill, Jr., Israel, Plotkin and Stein qualify as independent directors under Nasdaq rules.

Executive Officer who is not a Director

Name	Age	Principal Occupation During the Past Five Years
Anthony J. Galici	48	Vice President, Chief Financial Officer and Secretary of Griffin

Audit Committee

Griffin’s Audit Committee consists of David F. Stein, Chairman, Thomas C. Israel and Alan Plotkin. All of the members of the Audit Committee are independent directors. None of the members of the Audit Committee is considered a financial expert as defined by Item 401(h) of Regulation S-K of the Securities and Exchange Act of 1934. The Audit Committee engaged an accounting and auditing firm as an advisor to the Audit Committee in carrying out its responsibilities, represented by a partner who is a certified public accountant with extensive experience in auditing the financial statements of public and private companies. Griffin has also engaged that accounting and auditing firm to assist in Griffin’s preparation for compliance with certain provisions of the Sarbanes-Oxley Act of 2002. The Audit Committee approves all auditing and non-auditing services, reviews audit reports and the scope of audit by Griffin’s independent registered public accountants and related matters pertaining to the preparation and examination of Griffin’s financial statements. From time to time, such Committee makes recommendations to the Board of Directors with respect to the foregoing matters. The Audit Committee held seven meetings in fiscal 2005 and expects to recommend to the Board of Directors the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants (see “Selection of Independent Registered Public Accountants”).

Nominating Committee

Griffin’s Nominating Committee consists of Thomas C. Israel, Chairman, Winston J. Churchill, Jr. and David F. Stein. All of the members of the Nominating Committee are independent directors. The Nominating Committee reviews candidates for appointment to the Griffin Board of Directors. The Nominating Committee does not have a policy on the consideration of board nominees recommended by stockholders and believes that such a policy is not necessary in that it will consider nominees based on a nominee’s qualifications, regardless of whether the nominee is recommended by stockholders. The Nominating Committee does not have a charter and did not meet in fiscal 2005.

The Nominating Committee met on March 14, 2006 and recommended that David M. Danziger stand for election to Griffin’s board of directors at Griffin’s 2006 Annual Meeting of Stockholders.

Communication with the Board or Nominating Committee

Stockholders who wish to communicate with the Board of Directors or the Nominating Committee should address their communications to Thomas C. Israel, Chairman of the Nominating Committee, via first class mail, at Griffin Land & Nurseries, Inc., One Rockefeller Plaza, Suite 2301, New York, NY 10020.

For information about Compensation Committee, see “Compensation Committee Report on Executive Compensation—Interlocks and Insider Participation” on page 12.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires Griffin’s officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required by regulation to furnish Griffin with copies of all Section 16(a) forms they file. Based upon its involvement in the preparation of certain of such forms, and a review of copies of other such forms received by it, Griffin believes that with respect to fiscal 2005, all such Section 16(a) filing requirements were satisfied.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND PRINCIPAL HOLDERS

The following table lists the number of shares and options to purchase shares of Common Stock of Griffin beneficially owned or held by (i) each person known by Griffin to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) the nominees for election as director; (iii) the Named Executive Officers (as defined below); and (iv) all directors and officers of Griffin, collectively. Unless otherwise indicated, information is provided as of April 10, 2006.

Name and Address(1)	Shares Beneficially Owned (2)	Percent of Total
Edgar M. Cullman (3)	927,342	16.8
Edgar M. Cullman, Jr. (3)	936,488	16.9
Louise B. Cullman (3)	796,775	14.4
Susan R. Cullman (3)	992,399	18.0
David M. Danziger (3)	31,848	*
Frederick M. Danziger (3)	526,320	9.5
Lucy C. Danziger (3)	791,480	14.3
John L. Ernst (3)	416,721	7.5
Winston J. Churchill, Jr.	57,841	1.0
SCP Partners
1200 Liberty Ridge Dr., Suite 300
Wayne, PA 19087
Thomas C. Israel	27,653	*
Ingleside Investors
12 East 49th Street
New York, NY 10017
Alan Plotkin	2,406	*
Law Offices of Alan Plotkin
12 East 49th Street
New York, NY 10017
David F. Stein	54,858	1.0
J & W Seligman & Co.
100 Park Avenue
New York, NY 10017
Anthony J. Galici	56,413	1.0
Griffin Land & Nurseries, Inc.
90 Salmon Brook Street
Granby, CT 06035
B. Bros. Realty LLC (4)	233,792	4.2
Gabelli Funds, Inc. et al (5)	1,584,856	28.7
Gabelli Funds, Inc.
One Corporate Center
Rye, NY 10580
All directors and officers collectively, consisting of 7 persons (6)	2,119,554	38.3

*                    Less than 1%

(1)          Unless otherwise indicated, the address of each person named in the above table is 641 Lexington Avenue, New York, NY 10022.

(2)          This information reflects the definition of beneficial ownership adopted by the Securities and Exchange Commission (the “Commission”). Beneficial ownership reflects sole investment and voting power, except as reflected in footnote 3. Where more than one person shares investment and voting power in the same shares, such shares may be shown more than once. Such shares are reflected only once, however, in the total for all directors and officers. Includes options exercisable within 60 days granted pursuant to the 1997 Stock Option Plan, as amended. Excluded are shares held by charitable foundations and trusts of which members of the Cullman and Ernst families, including persons referred to in this footnote 2, are officers and directors. As of April 10, 2006, a group (the “Cullman and Ernst Group”) consisting of Messrs. Cullman, direct members of their families and trusts for their benefit; Mr. Ernst, his sister and direct members of their families and trusts for their benefit; a partnership in which members of the Cullman and Ernst families hold substantial direct and indirect interests; and charitable foundations and trusts of which members of the Cullman and Ernst families are directors or trustees, owned an aggregate of approximately 2,490,261 shares of Common Stock (approximately 48.85% of the outstanding shares of Common Stock). Among others, Edgar M. Cullman, Edgar M. Cullman, Jr., John L. Ernst, Frederick M. Danziger and David M. Danziger (who are members of the Cullman & Ernst Group) hold investment and voting power or shared investment and voting power over such shares. Certain of such shares are pledged as security for loans payable under standard pledge arrangements. A form filed with the Commission on behalf of the Cullman & Ernst Group states that there is no formal agreement governing the group’s holding and voting of such shares but that there is an informal understanding that the persons and entities included in the group will hold and vote together with shares owned by each of them in each case subject to any applicable fiduciary responsibilities. Louise B. Cullman is the wife of Edgar M. Cullman; Edgar M. Cullman, Jr., is the son of Edgar M. Cullman and Louise B. Cullman; Susan R. Cullman and Lucy C. Danziger are the daughters of Edgar M. Cullman and Louise B. Cullman; Lucy C. Danziger is the wife of Frederick M. Danziger; and David M. Danziger is the son of Frederick M. Danziger and Lucy C. Danziger.

(3)          Included within the shares shown as beneficially owned by Edgar M. Cullman are 866,204 shares in which he holds shared investment and/or voting power; included within the shares shown as beneficially owned by John L. Ernst are 411,321 shares in which he holds shared investment and/or voting power; and included within the shares shown as beneficially owned by Frederick M. Danziger are 209,778 shares in which he holds shared investment and/or voting power. Included within the shares shown as beneficially owned by Edgar M. Cullman, Jr., are 715,146 shares in which he holds shared investment and/or voting power; included with the shares owned by Louise B. Cullman are 743,365 shares in which she holds shared investment and/or voting power; included within the shares shown as beneficially owned by Susan R. Cullman are 904,634 shares in which she holds shared investment and/or voting power; included within the shares shown as beneficially owned by Lucy C. Danziger are 728,358 shares in which she holds shared investment and/or voting power; and included within the shares shown as beneficially owned by David M. Danziger are 17,460 shares in which he holds shared investment and/or voting power . Excluded in each case are shares held by charitable foundations and trusts in which such persons or their families or trusts for their benefit are officers and directors. Messrs. Edgar M. Cullman, Frederick M. Danziger and John L. Ernst disclaim beneficial interest in all shares over which there is shared investment and/or voting power and in all excluded shares.

(4)          The address of B. Bros. Realty LLC (“B. Bros.”) is 641 Lexington Avenue, New York, New York 10022. Susan R. Cullman and John L. Ernst are the managers of B. Bros.

(5)          A form filed with the Securities and Exchange Commission in July 1997 by Gabelli Funds, Inc. et al, as subsequently amended, indicates that the securities have been acquired by Gabelli Group Capital Partners, Inc., and certain of its direct and indirect subsidiaries on behalf of their investment advisory clients. Griffin has been informed that no individual client of Gabelli Group Capital Partners, Inc. et al, has ownership of more than 5% of Griffin’s outstanding Common Stock.

(6)          Excluding shares held by certain charitable foundations, the officers and/or directors of which include certain officers and directors of Griffin.

INTERESTS IN CERTAIN TRANSACTIONS

For the information of stockholders, attention is called to the following transactions between Griffin and other parties in which the persons mentioned below might have had a direct or indirect interest.

Messrs. Edgar M. Cullman and Frederick M. Danziger are members of the Board of Directors of Bloomingdale Properties, Inc. (“Bloomingdale Properties”) of which other members of the Cullman & Ernst Group are associated. Real estate management and advisory services have been provided to Griffin by John Fletcher, an employee of Bloomingdale Properties, for which Mr. Fletcher receives compensation at a rate of approximately $50,000 per year.

From December 1996 through April 2005, Edgar M. Cullman, the Chairman of Griffin, was also the Chairman of General Cigar Holdings, Inc. (“GC Holdings”), the successor to Culbro Corporation (“Culbro”). In addition, certain members of the Cullman & Ernst Group who may be deemed to beneficially own more than five percent of Griffin’s Common Stock also may be deemed to have beneficially owned more than five percent of the Common Stock of GC Holdings from December 1996 through April 2005. Prior to the distribution of the common stock of Griffin to Culbro stockholders in 1997 (the “Distribution”), Griffin, as lessor, and General Cigar Co., Inc. (“General Cigar”), a wholly-owned subsidiary of GC Holdings, as lessee, entered into a lease for certain agricultural land in Connecticut and Massachusetts (the “Agricultural Lease”). The Agricultural Lease is for approximately 500 acres of arable land held by Griffin for possible development in the long term, but which is being used by General Cigar for growing Connecticut Shade wrapper tobacco. General Cigar’s use of the land is limited to the cultivation of cigar wrapper tobacco. The Agricultural Lease has an initial term of ten years and provides for the extension of the lease for additional periods thereafter. In addition, at Griffin’s option, the Agricultural Lease may be terminated with respect to 100 acres of such land annually upon one year’s prior notice. In fiscal 2005, fiscal 2004 and fiscal 2003, General Cigar made rental payments of $117,000, $135,000, and $148,000, respectively, to Griffin with respect to the Agricultural Lease.

In late 1997, Griffin, as lessor, and General Cigar, as lessee, entered into a lease for approximately 40,000 square feet of office space in the Griffin Center South office complex in Bloomfield, Connecticut (the “Commercial Lease”). The Commercial Lease has a term of ten years and provides for the extension of the lease for additional annual periods thereafter. In fiscal 2005, fiscal 2004 and fiscal 2003, General Cigar made rental payments to Griffin of $501,000, $504,000 and $504,000, respectively, under the Commercial Lease. Management believes the rent payable by General Cigar to Griffin under the Commercial Lease approximated market rates at the time the lease was entered into.

See “Compensation Committee Report on Executive Compensation—Interlocks and Insider Participation” on Page 12 for certain other interests.

The information given in this Proxy Statement with respect to the five-year business experience of each director, beneficial ownership of stock, interlocks and the respective interests of persons in transactions to which Griffin or any of its subsidiaries was a party (other than as appears from the records of Griffin), is based upon statements furnished to Griffin by its directors and officers.

EXECUTIVE COMPENSATION

The following table sets forth the annual and long-term compensation for Mr. Danziger, Griffin’s President and Chief Executive Officer and Mr. Galici, Griffin’s Vice President, Chief Financial Officer and Secretary (the “Named Executive Officers”), as well as the total compensation paid by Griffin during 2005, 2004 and 2003 to the Named Executive Officers. There are no other executive officers of Griffin.

Summary Compensation Table

					Long Term
					Compensation
					Awards
					Securities
	Annual Compensation			Other Annual	Underlying
Position	Year	Salary	Bonus	Compensation (1)	Options
Frederick M. Danziger	2005	$458,846	$450,000	$14,052	—
President and Chief Executive Officer	2004	$444,038	—	$13,611	—
	2003	$433,078	—	$13,504	—
Anthony J. Galici	2005	$224,492	$150,000	$15,200	—
Vice President, Chief Financial Officer	2004	$217,592	—	$14,990	—
and Secretary	2003	$208,558	—	$15,766	—

(1)          Amounts shown under Other Annual Compensation include matching contributions made by Griffin under its 401(k) Savings Plan and its Deferred Compensation Plan, and other miscellaneous cash benefits, but do not include funding for or receipt of retirement plan benefits. No Executive Officer who would otherwise have been includable in such table resigned or terminated employment during fiscal 2005, fiscal 2004 or fiscal 2003.

There were no awards of restricted stock or payouts pursuant to long-term incentive compensation plans made to any Named Executive Officer in fiscal 2005, fiscal 2004 or fiscal 2003. There were no stock options granted to any Named Executive Officer in fiscal 2005, fiscal 2004 or fiscal 2003.

STOCK OPTION INFORMATION

Stock Option Plan

Griffin maintains the 1997 Stock Option Plan. A total of 1,250,000 shares of Common Stock are authorized to be made available for issuance under the 1997 Stock Option Plan. Options granted under the 1997 Stock Option Plan are either incentive stock options or nonqualified options. The 1997 Stock Option Plan contains certain limitations with respect to incentive stock options that are intended to satisfy applicable Internal Revenue Code requirements. Under the 1997 Stock Option Plan, Griffin is authorized to issue options to certain officers, employees, consultants and directors of Griffin in connection with the services they provide to Griffin. Of the 1,250,000 shares of Common Stock reserved for issuance under the 1997 Stock Option Plan, as of December 3, 2005, 540,673 shares were available for issuance upon the exercise of outstanding options granted under the plan. In fiscal 2005, options to purchase a total of 6,268 shares of Common Stock were granted to certain directors of Griffin. All of the options granted in fiscal 2005 were outstanding as of December 3, 2005.

Individual Grants

There were no stock options granted to any Named Executive Officer in fiscal 2005, fiscal 2004 or fiscal 2003. The following table presents information regarding option exercises during fiscal 2005 and the value of unexercised options held by the Named Executive Officers at December 3, 2005.

			Number of Securities		Value of Unexercised
			Underlying Options Held		In-the-Money Options at
	Shares Acquired	Value	at Fiscal Year End		Fiscal Year End (1)
Name	On Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Frederick M. Danziger	25,000	$248,563	230,000	—	$2,248,250	$—
Anthony J. Galici	2,011	$55,555	46,206	2,500	$484,653	$26,313

(1)          The amounts presented in this column have been calculated based upon the difference between the fair market value of $23.525 per share (the average of the high and low prices of Griffin’s Common Stock on December 2, 2005) and the exercise price of each stock option.

OTHER EMPLOYEE BENEFIT PLANS

Incentive Compensation Plans

Griffin maintains Annual Incentive Compensation Plans (the “Incentive Compensation Plans”) for certain officers and other employees of Griffin and its subsidiaries. Annual cash bonus payments may be paid under the Incentive Compensation Plans provided certain financial targets are achieved. The 2005 bonus payments to the Named Executive Officers, as reported in the Summary Compensation Table on page 8, were made at the discretion of Griffin’s Compensation Committee and were not based on Griffin’s Incentive Compensation Plans.

Savings Plan

Griffin’s Board of Directors adopted the Griffin 401(k) Plan (the “Griffin Savings Plan”) in 1997 covering salaried and hourly employees of Griffin and its subsidiaries who are employed in the U.S., are age 21 or over, and have at least one year of service. In 2005, a participating employee who was not considered a highly compensated employee could have (i) deferred up to 5% of annual base salary through payroll deductions, with Griffin contributing an additional $0.60 for each dollar contributed by the employee and (ii) deferred an additional 10% of annual base salary without receiving any matching contributions. In 2005, highly compensated employees were limited to deferral of 3.9% of annual base salary with Griffin contributing an additional $0.60 for each dollar contributed by the highly compensated employee. Contributions made in 2005 through payroll deductions not in excess of $14,000 per employee may have been accumulated as pre-tax savings pursuant to Section 401(k) of the Internal Revenue Code. Participants are permitted to allocate their contributions among several alternative investment options. Employees are always 100% vested in their own contributions. Employees are cliff vested after three years of service with respect to Griffin’s matching contributions.

Griffin’s matching contributions under the Griffin Savings Plan for the accounts of the individuals named under “Summary Compensation Table” are included under Other Annual Compensation.

Deferred Compensation Plan

Griffin’s Board of Directors adopted a non-qualified deferred compensation plan (the “Deferred Compensation Plan”) in fiscal 1999 for certain employees who, due to Internal Revenue Service guidelines, cannot take full advantage of the Griffin Savings Plan. Contributions to the Deferred Compensation Plan are made through payroll deductions. Griffin contributes an additional $0.60 for each dollar contributed by the employee in order to allow employees to receive matching contributions on up to 5% of their annual base salary (including matching contributions under the Griffin Savings Plan). Participants are permitted to allocate their contributions among the same investment options as the Griffin Savings Plan. Employees are always 100% vested in their own contributions. Vesting requirements with respect to Griffin’s matching contributions, if any, are the same as under the Griffin Savings Plan. The Deferred Compensation Plan is unfunded, with benefits to be paid from Griffin’s general assets.

Insurance and Health Programs

Griffin maintains a variety of employee welfare plans providing medical, hospitalization and life insurance for all of its salaried employees and for certain hourly employees. Griffin provides long-term disability insurance for its salaried employees and accidental death & dismemberment insurance for certain hourly employees. Griffin also provides life, hospitalization and medical benefits for those retired employees who were (i) hired prior to December 31, 1993 and had a minimum of five years of service with Griffin prior to retirement and were 55 years of age as of December 31, 1993; or (ii) hired prior to December 31, 1993 and have a minimum of ten years of service with Griffin prior to retirement.

Griffin’s aggregate contributions for such employee welfare benefit plans in fiscal 2005 amounted to approximately $848,000.

AUDIT COMMITTEE REPORT

Membership and Role of the Audit Committee

The Audit Committee is currently comprised of Mr. Stein, Chairman, Mr. Israel and Mr. Plotkin. Each of the members of the Audit Committee is an independent director as defined under the rules of the Nasdaq Stock Market. The Audit Committee operates under a written charter adopted by the Board of Directors.

The primary function of the Audit Committee is to assist Griffin’s Board of Directors with its oversight responsibilities regarding: (i) the integrity of Griffin’s financial statements; (ii) Griffin’s compliance with legal and regulatory requirements; (iii) the independent registered public accountants qualifications and independence; and (iv) the performance of the independent registered public accountants. The Committee prepared the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in this annual proxy statement.

The Audit Committee’s powers and responsibilities include: (1) the sole authority for the appointment, compensation, retention and oversight of the independent registered public accountants; (2) the pre-approval of audit and non-audit services by the independent registered public accountants; (3) the review of independence of the independent registered public accountants; (4) the ongoing review of all related party transactions; (5) the establishment of procedures for the receipt, retention and treatment of complaints received by Griffin regarding accounting, internal accounting controls or auditing matters; and (6) the regular reporting to the Board of any issues that arise with respect to the quality or integrity of Griffin’s financial statements.

Audit Committee Charter

On March 27, 2006, the Board of Directors approved and adopted an amended Audit Committee Charter, which is attached to this Proxy Statement as Appendix A.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 3, 2005

The Audit Committee has reviewed and discussed the audited consolidated financial statements of Griffin for the fiscal year ended December 3, 2005 with Griffin’s management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, Griffin’s independent registered public accountants, the matters required to be discussed by Statements on Auditing Standards No. 61 and No. 90 (Audit Committee Communications).

The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required in Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees). The Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that Griffin’s audited consolidated financial statements be included in Griffin’s Annual Report on Form 10-K for the fiscal year ended December 3, 2005 for filing with the SEC.

Submitted By:	David F. Stein
Thomas C. Israel
Alan Plotkin

The Board Audit Committee Report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filings under the Securities Act or the Exchange Act, except to the extent that Griffin specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION—
INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee supervises management compensation and employee benefits and administers Griffin’s stock option, savings, health, incentive compensation and other employee benefit plans. It held three meetings in the fiscal year ended December 3, 2005.

Board Compensation Committee Report on Executive Compensation

General

Pursuant to its authority to designate committees to exercise the powers and authority of the Board, the Board of Directors has designated the Compensation Committee to review, consider and approve the recommendations of management as to all compensation paid by Griffin and its subsidiaries exceeding $75,000 per annum.

Mr. Edgar M. Cullman, the Chairman of the Board of Directors, Mr. Frederick M. Danziger, the President and Chief Executive Officer, and Mr. David M. Danziger, nominated for election to the Board of Directors at the 2006 Annual Meeting of Stockholders, are members of the Cullman & Ernst Group which owns Common Stock representing approximately 48.85% of Griffin’s Common Stock outstanding (see “Security Ownership of Certain Beneficial Owners and Management and Principal Holders”). Mr. Frederick M. Danziger has been granted options under the 1997 Stock Option Plan. Mr. Edgar M. Cullman and Mr. David M. Danziger have not been granted any options under the 1997 Stock Option Plan.

Policies

The Committee intends that stock options serve as a significant part of the total compensation package for executive officers of Griffin. The Committee intends that cash bonuses pursuant to the Incentive Compensation Plans serve as a significant part of the total compensation for other key employees of Griffin and its subsidiaries. The stock options and cash bonuses are intended to offer these employees long-term incentives to increase their efforts on behalf of Griffin and its subsidiaries and to focus managerial efforts on enhancing stockholder value and operating performance. Mr. Frederick M. Danziger and Mr. Galici received incentive compensation payments of $450,000 and $150,000, respectively, in fiscal 2005. None of the Named Executive Officers received grants of stock options in fiscal 2005.

Salary and Cash Bonuses

Salaries paid to the Named Executive Officers are based on responsibility, experience and performance. However, no specific quantitative or qualitative performance criteria dictated the compensation of either of the Named Executive Officers in the prior fiscal year. The Committee does not believe it need now adopt any policy with respect to the $1,000,000 deduction cap of Internal Revenue Code Section 162(m). While the Compensation Committee will continue to give due consideration to the deductibility of compensation payments on compensation arrangements with Griffin’s executive officers, the Compensation Committee will make its compensation decisions based on an overall determination of what it believes to be in the best interests of Griffin and its stockholders, and deductibility will be only one among a number of factors used by the Compensation Committee in making its compensation decisions.

Stock Option Plan

The Committee administers the 1997 Stock Option Plan. There are presently four independent directors, 13 key employees and a consultant that hold options under the 1997 Stock Option Plan.

Deferred Compensation Plan

The Committee administers the Deferred Compensation Plan for certain employees who, due to Internal Revenue Service guidelines, cannot take full advantage of the Griffin Savings Plan. There are presently 14 key employees that participate in the Deferred Compensation Plan.

Compensation Committee

Winston J. Churchill, Jr.
Thomas C. Israel
David F. Stein

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has been an officer or employee of Griffin. None of Griffin’s executive officers have served as a director or member of the compensation committee of any entity whose executive officers served as a director of Griffin or member of Griffin’s Compensation Committee.

STOCK PERFORMANCE GRAPH

The following graph compares the total percentage changes in the cumulative total stockholder return (assuming the reinvestment of dividends) on Griffin’s Common Stock with the cumulative total return of the Russell 2000 Index from December 2, 2000 to December 3, 2005. It is assumed in the graph that the value of each investment was $100 at December 2, 2000. Griffin is not aware of any other company that substantially participates in both the nursery and real estate businesses, and would therefore be suitable for comparison to Griffin as a “peer issuer” within Griffin’s line of business.

II.   SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors expects to retain the firm of PricewaterhouseCoopers LLP as independent registered public accountants to audit the financial statements of Griffin for the fiscal year ending December 2, 2006, such appointment to continue at the pleasure of the Audit Committee and to be presented to the stockholders for ratification. PricewaterhouseCoopers LLP and its predecessor, Price Waterhouse LLP, have been the independent registered public accountants for Griffin since 1997.

The following is a summary of the fees incurred by Griffin from PricewaterhouseCoopers LLP for professional services rendered for fiscal 2005 and fiscal 2004:

	Fiscal	Fiscal
	2005	2004
Audit fees	$617,000	$361,000
Audit-related fees	41,000	61,000
Tax fees	62,000	241,000
All other fees	—	—
	$720,000	$663,000

Audit fees consist of fees incurred for professional services rendered for the audit of Griffin’s consolidated financial statements (including review of certain financial information of Griffin’s former equity investee) and review of Griffin’s interim consolidated financial statements. Audit-related fees include fees incurred for professional services rendered for review of Forms 8-K, principally related to the sale of Griffin’s investment in Centaur Communications, Ltd. in fiscal 2004, and the audit of Griffin’s Savings Plan. Tax fees consist of fees incurred for professional services relating to tax compliance, tax reporting and tax planning. The increase in audit fees in fiscal 2005 as compared to fiscal 2004 principally reflects audit work related to the restatement of prior years’ financial statements, which was completed in fiscal 2005. The decrease in tax fees in fiscal 2005 as compared to fiscal 2004 reflects the inclusion in fiscal 2004 of additional services related to Griffin’s sale of Centaur Communications, Ltd. in fiscal 2004. There were no consulting fees paid to PricewaterhouseCoopers LLP in fiscal 2005 and fiscal 2004.

The Audit Committee’s policy is to pre-approve all audit, audit-related and tax services to be provided by the independent registered public accountants. During fiscal 2005, all audit, audit-related and tax services were pre-approved by the Audit Committee. The Audit Committee has considered the non-audit services provided by PricewaterhouseCoopers LLP and determined that the services provided were compatible with maintaining the independence of PricewaterhouseCoopers LLP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
SELECTION OF PRICEWATERHOUSECOOPERS LLP

The submission of this proposal to a vote of stockholders is not legally required. In making its selection of independent registered public accountants, the Audit Committee of the Board of Directors will consider whether stockholders adopt this proposal. The Audit Committee of the Board of Directors may, in its discretion, whether or not this proposal is adopted, select PricewaterhouseCoopers LLP or another firm as independent registered public accountants, or replace PricewaterhouseCoopers LLP as independent registered public accountants at a later date, without the approval of the stockholders. A vote of the majority of the shares of Common Stock of Griffin represented (in person or by proxy) and voting at the meeting, is required to adopt this proposal.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

A copy of Griffin’s Annual Report on Form 10-K filed with the Securities and Exchange Commission is available to Griffin’s stockholders without charge at the web site (http://www.sec.gov/) maintained by the Securities and Exchange Commission and at the public reference facilities maintained by the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. In addition, a limited number of copies are available at Griffin’s offices and may be obtained upon written request to:

Griffin Land & Nurseries, Inc.
One Rockefeller Plaza
Suite 2301
New York, New York 10020
Attention: Corporate Secretary

Dated:   April 13, 2006

APPENDIX A

AUDIT COMMITTEE CHARTER
of the Audit Committee
of Griffin Land & Nurseries, Inc.

This Audit Committee Charter was adopted by the Board of Directors (the “Board”) of Griffin Land & Nurseries, Inc. (the “Company”) on March 28, 2003, as amended on March 27, 2006.

I.   Purpose

The purpose of the Audit Committee (the “Committee”) is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Notwithstanding the foregoing, the Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity, in all material respects, of such annual financial statements with generally accepted accounting principles and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

Further, auditing literature, particularly Statement of Accounting Standards No. 100, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

It is not the duty of the Audit Committee to ensure that the Company complies with all laws and regulations in its policies and procedures.

II.   Membership

The Committee shall consist of at least three members of the Board; provided, that if at any time there is a vacancy on the Committee and the remaining members meet all membership requirements, then the Committee may consist of two members until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the vacancy. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, statement of operations, statement of changes in stockholders’ equity and statement of cash flows. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. If no member of the Committee is considered a “Financial Expert” within the definition of the Securities and Exchange Commission (the “SEC”), the Committee will engage a “Financial Expert” as defined by the SEC to provide such service as the Committee deems necessary. Each Committee member shall satisfy the independence requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, that if a member of the Committee ceases to be independent for reasons outside the member’s reasonable control, then the member may remain on the Committee until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the event that caused the member to cease to be independent.

The members of the Committee, including the Chair of the Committee, shall be appointed by a majority of independent directors of the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

Members of the Audit Committee are prohibited from receiving consulting or advisory fees from the Company.

III.   Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management and with the independent auditor.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.   Powers and Responsibilities

Interaction with the Independent Auditor

1.   Appointment and Oversight.   The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

2.   Pre-Approval of Services.   Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

3.   Independence of Independent Auditor.   The Committee shall, at least annually, review the independence of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

(i)    The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1, and other applicable standards.  The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

(ii)   The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

(iii)  The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms.

(iv)  The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

Annual Financial Statements and Annual Audit

1.   Meetings with Management, the Independent Auditor.

(i)    The Committee shall meet with management and the independent auditor prior to each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit. The Committee will also meet with management and the independent auditor at the completion of the annual audit to review and discuss the annual financial statements including the Company’s  disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

(ii)   The Committee shall review and discuss with management and the independent auditor any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities of which the Committee is made aware that do not appear in the financial statements of the Company and that may have a material current or future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

2.   Separate Meetings with the Independent Auditor.

(i)    The Committee shall obtain from the independent auditor assurances if the auditor is aware if Section 10A(b) of the Exchange Act has not been implicated.

(ii)   The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding:  (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications recorded, if any.

(iii)  The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees, (as amended)” as then in effect.

3.   Recommendation to Include Financial Statements in Annual Report.

The Committee shall, based on the review and discussion in subparagraph 2(iii) of the above section entitled Separate Meeting with the Independent Auditor and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(i) of the above section entitled Independence of Independent Auditor, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements

1.   Meetings with Management and the Independent Auditor.   The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Other Powers and Responsibilities

1.     The Committee shall review all related party transactions (as  defined in SFAS No. 57) on an ongoing basis and all such transactions must be approved by the Committee.

2.     The Committee shall discuss with management and the independent auditor quarterly earnings press releases including the use of any “non-GAAP financial measures” as defined by the rules and regulations of the SEC, as well as financial information and earnings guidance provided to analysts and ratings agencies.

3.     The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.

4.     The Committee shall discuss with the Company’s outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

5.     The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

6.     The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.

7.     The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor or any other matter the Committee determines is necessary or advisable to report to the Board.

8.     The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

9.     The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

10.   The Committee shall establish policies for the Company’s hiring of employees or former employees of the independent auditor.

GRIFFIN LAND & NURSERIES, INC.

PROXY

ONE ROCKEFELLER PLAZA
SUITE 2301

NEW YORK, NY 10020

SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF
STOCKHOLDERS

The undersigned holder of Common Stock of Griffin Land & Nurseries, Inc. (“Griffin”) hereby authorizes and appoints Edgar M. Cullman and Frederick M. Danziger, or either of them, as proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Griffin to be held at the Grand Hyatt New York Hotel at 109 East 42nd Street, New York, NY 10017, at 10:30 a.m. local time, on May 16, 2006 and any adjournment or adjournments of said meeting and thereat to vote and act with respect to all the shares of Common Stock of Griffin that the undersigned would be entitled to vote if then personally present in accordance with the instructions listed on the reverse hereof.

Such proxies may vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment thereof.

Receipt of the Notice of Meeting and the related Proxy Statement is hereby acknowledged.

(Continued, and to be signed, on the other side)

FOLD AND DETACH HERE

If no direction is given, this proxy will be voted For Items 1 and 2. The Board of Directors recommends a vote For items 1 and 2.	Please mark your votes as indicated in this example	/X/

No. 1-ELECTION OF DIRECTORS. NOMINEES ARE LISTED BELOW:	FOR ALL LISTED NOMINEES / /	WITHHELD AS TO ALL NOMINEES / /	No. 2- Authorization of the Selection of Independent Registered Public Accountants	FOR / /	AGAINST / /	ABSTAIN / /
01 Winston J. Churchill, Jr.;
02 Edgar M. Cullman;
03 David M. Danziger;
04 Frederick M. Danziger;
05 Thomas C. Israel;
06 Alan Plotkin and
07 David F. Stein

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)			I plan to attend the Annual Meeting.	/ /

Signature	Date	2006

NOTE:  Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE